Income Taxes	6 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

4. INCOME TAXES

A reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

From Oct 9, 2015 (inception) to March 31, 2016

The significant components of deferred income tax assets as of March 31, 2016 are as follows:
Net Operating Loss	$55,000
Valuation allowance	(55,000)
Net deferred income tax asset	$-

As of March 31, 2016, the Company had approximately $162,000 of aggregate net operating losses available to offset future taxable income. The Company provided a full valuation allowance against the deferred tax assets on the expected future tax benefits from the net operating loss carry forward as the management believes it is more likely than not that these assets will not be realized in the future. As of March 31, 2016, the Company does not have any liabilities for unrecognized tax uncertainties.